Exhibit 10.21

EXECUTION VERSION

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

FIRST AMENDMENT TO THE COMMERCIAL SUPPLY AGREEMENT

This First Amendment to Commercial Supply Agreement (the “First Amendment”) is made as of  February 16,  2018 ("First Amendment Effective Date") by and between Kala Pharmaceutical Inc. a Delaware corporation with offices located at 100 Beaver Street, #201, Waltham, Massachusetts 202453 USA ("Client") and Catalent Pharma Solutions, LLC, a Delaware corporation with offices located at 14 Schoolhouse Road, Somerset, New Jersey 08873 ("Catalent").  Each of Client and Catalent may be referred to as a Party, and collectively as the Parties.

WHEREAS, the Parties entered into a Commercial  Supply Agreement dated June 27, 2016 (the "Agreement"), pursuant to which Catalent provides services to Client;  and

WHEREAS, the Parties wish to amend certain terms of the Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency thereof are hereby acknowledged, the Parties do hereby agree as follows:

1.	All capitalized terms used herein but not otherwise defined have the same meaning as set forth in the Agreement.

2.	The Parties hereby agree to amend and replace Attachment C with the revised Attachment C, attached hereto.

3.	This First Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment as of the First Amendment Effective Date.

Kala Pharmaceuticals, Inc.		Catalent Pharma Solutions, LLC

By:	/s/ Vincent R. Kosewski	By:	/s/ Roy Satchell
Name:	Vincent R. Kosewski	Name:	Roy Satchell
Title:	Sr. VP Mfgr & Supply	Title:	SVP R&D

By:	/s/ Hongming Chen
Name:	Hongming Chen, ScD
Title:	Chief Scientific Officer

EXECUTION VERSION

ATTACHMENT C

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

Commercial pricing for 1st year surgical products at smaller batches:

KPI-121,		[**]	[**]	[**]
1% Surgical Product	Sterile Topical Eye Drops: 3.2 mL fill in 5 cc multidose bottle in [**] L batches	[**]	[**]	[**]
		[**]	[**]	[**]

•	[**] batches per campaign
•	No split batches at the [**]L scale, batch can be run to fill either trade or physician samples

Commercial Unit Pricing after scale up
Product	Dosage Form / Unit Strength	Annual Unit Tiers	Bulk Price	Fully
Packaged[1]
KPI-121,	Sterile Topical Eye Drops: 3.2 mL fill in 5 cc multidose bottle in [**] L batches	[**]	[**]	[**]
1% Surgical Product		[**]	[**]	[**]
		[**]	[**]	[**]
KPI-121, 0.25% Dry Eyes Product	Sterile Topical Eye drops/8.2 mL fill in a	[**]	[**]	[**]
	10 cc multidose bottle in [**]L Batches	[**]	[**]	[**]
		[**]	[**]	[**]

EXECUTION VERSION

•	Minimum yield criteria will not apply at this scale
•	Development of scaled-up process, and scaled up PV batches, will be conducted by 1 year after small scale PV batches are completed

Sublotting for finished Products
Product	Sublotting Samples[2]	Sublotting Fee/Batch	Bulk Price	Fully Packaged[1]
KPI-121, 1% Surgical Product	Sterile Topical eye drops - Sample -11.5 mL in 5 cc multidose bottle		[**]	[**]
KPI-121, 0.25% Dry Eyes Product	Sterile Topical Eye drops - Sample - 2.7mL in a 10ml cc multidose bottle

1 Packaging will consist of wrap around label, individual carton and insert

2 The minimum for a sublotted batch will be [**] percent ([**]%) of total units in a Batch.

•	One unit (“Unit”) is one multi-dose bottle of 5cc or 10cc containing 1.5ml, 2.7ml, 3.2 mL or 8.2mL of Product.
•	[**].

MINIMUM REQUIREMENT
Minimum Requirement Year	Aggregate Product Minimum Requirement
	1% Surgical Product, Units (MM)	0.25% Dry Eyes Product, Units (MM)
Minimum Requirement Year 1*	[**]	[**]
Minimum Requirement Year 2	[**]	[**]
Minimum Requirement Year 3	[**]	[**]
Minimum Requirement Year 4	[**]	[**]
Minimum Requirement Year 5	[**]	[**]
Minimum Requirement Year 6	[**]	[**]
Minimum Requirement Year 7	[**]	[**]
Minimum Requirement Year 8	[**]	[**]

*Any Units purchased by Client for resale shall count towards the Minimum Requirement, even if purchased by Client prior to Minimum Requirement Year 1.